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Exhibit 10.10

SUBSCRIPTION AGREEMENT
AND
LETTER OF INVESTMENT INTENT

Illinois River Energy, LLC
1201 South Seventh Street, Suite 110
Rochelle, Illinois 61068

Gentlemen:

        The undersigned,                        , hereby subscribes for the purchase of a promissory note of Illinois River Energy, LLC (the "Company") in the amount of $                        (the "Subscription Amount") upon the terms and conditions set forth below. Upon acceptance of this subscription, the undersigned agrees to deliver a check for the Subscription Amount and, in consideration thereof, the Company agrees to deliver to the undersigned a promissory note (the "Note"), substantially in the form attached as Exhibit A in the amount subscribed, in a principal amount equal to the Subscription Amount. Upon acceptance of this subscription and payment, the Company shall also issue to the undersigned a warrant (the "Warrant"), substantially in the form attached as Exhibit B, to purchase one Class A Unit for each $1.00 of principal amount of the Note, at an initial exercise price of $1.00 per unit, exercisable at any time after issuance and prior to the fifth (5th) anniversary of the date of issuance. The Class A Units issuable upon exercise of the Warrant are referred to herein as the "Warrant Units." The Note, Warrant and Warrant Units are collectively referred to herein as the "Securities." The undersigned acknowledges that the Company may reject this subscription in whole or in part for any reason.

        In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company that the undersigned:

          (a)  Has received and carefully reviewed a copy of the Illinois River Energy, LLC Certificate of Formation and Limited Liability Company Agreement, as amended ("LLC Agreement") and agrees that upon issuance of the Warrant Units, the undersigned will be bound by the provisions of the LLC Agreement, including, among others, Sections 1.10 and 1.11, and the restrictions on the transfer of units;

          (b)  Has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as the undersigned deems appropriate) and has utilized such access to the undersigned's satisfaction;

          (c)  Has, either alone or with the assistance of the undersigned's own professional advisor, the knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the prospective investment in the Securities;

          (d)  Recognizes that an investment in the Securities involves a high degree of risk, and the undersigned is in a financial position to purchase and to hold the Securities for an indefinite period of time and can bear the economic risk and withstand a complete loss of his or her investment;

          (e)  Realizes that there will be no market for the Securities, that there are significant restrictions on the transferability of the Securities, and consents to the Company placing restrictive legends on any certificate or instrument representing the Securities;

          (f)    Understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being offered and sold pursuant to exemptions therefrom, predicated in part on the undersigned's representations and warranties

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  contained herein, that transfer thereof is restricted by the Act and applicable state securities laws, and that the Securities cannot be resold unless they are registered under the Act and applicable state securities laws or an exemption from registration is available; and agrees that if the Securities or any part thereof are sold or distributed in the future, the undersigned will sell or distribute them pursuant to the Company's LLC Agreement and the requirements of the Act and applicable state securities laws;

          (g)  Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to assist in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Securities);

          (h)  Is purchasing the Securities for his or her own account, for investment purposes only, and not for or with a view toward resale or distribution; and

          (i)    Is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in), and received the offer and decided to invest in the Securities in the State of            .

        The undersigned understands that the Company is relying on the representations, warranties and other information set forth in this Subscription Agreement with respect to the offer and sale of the Securities. The representations and warranties contained herein shall survive and remain in full force and effect after the execution hereof and payment for the Securities. By signing below, the undersigned certifies that all information provided in this Subscription Agreement is accurate and complete as of the date listed below.

Individuals:	Entities:
Signature of Investor	Name of Entity
Print Name	Authorized Signature
Signature of Joint Investor	Print Name
Its:
Print Name
Date:
Date:

Address:	Telephone No.:

Facsimile No.:

Investor's Social Security No.	Joint Investor's Social Security No.	Taxpayer Identification No.

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ACCEPTANCE

        This Subscription Agreement and Letter of Investment Intent is accepted as of                        , 2003.

ILLINOIS RIVER ENERGY, LLC
By:

Its:

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Exhibit A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATE LAWS, UNLESS PRIOR TO SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATE LAWS.

PROMISSORY NOTE

$	Rochelle, Illinois , 2003

        For value received, the undersigned, Illinois River Energy, LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of                        (including the lawful transferors thereof as noted in the record books of the Company, the "Holder"), in lawful money of the United States of America, the principal sum of                        ($            ), together with simple interest on the outstanding principal amount hereunder, computed from the date said funds were advanced to the Company until this Note is fully paid at an annual rate of four percent (4%) plus the prime interest rate as determined from time to time by Wells Fargo Bank, N.A. for loans to its most creditworthy commercial borrowers, computed on the basis of the actual number of days elapsed and a 365-day year.

1.
Payment of Principal and Interest

        (a)  The principal indebtedness evidenced by this Note shall be due and payable on the first anniversary of the date of this Note or, if earlier, on the date on which the Company completes the sale of at least 25,000,000 of the Company's Class A units and/or Class B units in the aggregate in connection with the Company's initial public offering of units pursuant to its Registration Statement on Form SB-2, as amended (Registration No. 333-96977).

        (b)  Interest due under this Note shall accrue and become due and payable upon the date that all principal indebtedness evidenced by this Note is due and payable.

2.
Default.

        The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

          (a)  If the Company defaults in the payment of any principal or interest due under this Note, and any default shall remain unremedied for five (5) days after notice of default;

          (b)  If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due;

          (c)  If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of forty-five (45) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within forty-five (45) days; or

          (d)  If the Company is dissolved or liquidated.

3.
Note Register; Transferability of Note; Replacement Notes.

        (a)  The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

        (b)  This Note shall not be transferable, in whole or in part, without the prior written consent of the Company.

        (c)  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

4.
General.

        (a)    Successors and Assigns.    This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

        (b)    Recourse.    Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, managers or members of the Company.

        (c)    Changes.    Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holders of this Note.

        (d)    Notices.    All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile to the fax number set forth below or by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid, if to the holder hereof at the address of such holder as shown on the books of the Company, or if to the Company at the following address or to such other address as may be furnished in writing to the holder hereof: Illinois River Energy, LLC, 1201 South Seventh Street, Suite 110, Rochelle, Illinois 61068, Attention: President (Fax: 815-561-0720).

        Notices provided in accordance with this Section 4(d) shall be deemed delivered upon confirmation of facsimile transmission, upon personal delivery, one business day after being sent via reputable nationwide overnight courier service, or three business days after deposit in the mail.

        (e)    Saturdays, Sundays, Holidays.    If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Rochelle, Illinois shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

        (f)    Governing Law.    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota, excluding any choice of law provisions.

        (g)    Collection Expenses.    The Company agrees to pay all costs of collection or enforcement, including reasonable attorneys' fees and legal expenses, in the event this Note is not paid when due.

        IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

ILLINOIS RIVER ENERGY, LLC
By:

Its:

Exhibit B

THIS WARRANT AND THE CLASS A UNITS ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATE LAWS, UNLESS PRIOR TO SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATE LAWS.

UNIT PURCHASE WARRANT

To Purchase Class A Units of

ILLINOIS RIVER ENERGY, LLC

                        , 2003

        THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged,                        (the "Holder") is entitled to subscribe for and purchase from Illinois River Energy, LLC, an Delaware limited liability company (herein called the "Company"), at any time after the date hereof to and including                        , 2008, (the "Expiration Date") all or any portion of                        of the Company's Class A Units ("Class A Unit(s)") at an exercise price of $1.00 per Unit, subject to anti-dilution adjustments as provided below.

        This Warrant is subject to the following provisions, terms and conditions:

        1.    Exercise.    The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional unit), by written notice of exercise delivered to the Company at least ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or cashier's check of the applicable purchase price.

        2.    Issuance of Units.    The Company agrees that the units purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such units as aforesaid. Certificates for the units so purchased (bearing any applicable restrictive legends) shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of units, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

        3.    Covenants of Company.    The Company agrees that all Class A Units which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable units. The Company further agrees that during the period within which the rights represented by this Warrant may be exercised, in the event this Warrant is exercised, the Company shall have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of Class A Units to provide for the exercise of the rights represented by this Warrant.

        4.    Anti-dilution Adjustments.    The above provisions are, however, subject to the following:

          (a)  In case the Company shall at any time hereafter subdivide or combine the outstanding Class A Units or declare a dividend payable in Class A Units, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend shall

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  forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend, and each Class A Unit purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend by the exercise price as so adjusted.

          (b)  No fractional units are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a unit which would otherwise be issuable. Such payment shall be made based on the fair market value of the Class A Units at the time of exercise, as determined in good faith by the Company.

          (c)  If any capital reorganization or reclassification of the capital units of the Company, or consolidation or merger of the Company with another company (other than a merger or consolidation in which the Company is the survivor), or the sale of all or substantially all of its assets to another company shall be effected in such a way that holders of the Class A Units shall be entitled to receive units, securities or assets with respect to or in exchange for Class A Units then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the units immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such units, securities or assets to which a holder of the number of Class A Units then deliverable upon the exercise hereof would have been entitled upon such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant exercise price and of the number of units purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any units, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor company (if other than the Company) resulting from such consolidation or merger, or the company purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such units, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (d)  Upon any adjustment of the warrant exercise price or the number of units issuable hereunder, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of units purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        5.    No Voting Rights.    This Warrant shall not entitle the holder hereof to any voting rights or other rights as a holder of the Company's units.

        6.    Transfer Requires Consent.    This Warrant shall not be transferable, in whole or in part, without the prior written consent of the Company

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        IN WITNESS WHEREOF, Illinois River Energy, LLC has caused this Warrant to be signed by its duly authorized officer.

ILLINOIS RIVER ENERGY, LLC
By:

Its:

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QuickLinks

  Exhibit 10.10
SUBSCRIPTION AGREEMENT AND LETTER OF INVESTMENT INTENT
ACCEPTANCE
  Exhibit A
  Exhibit B